DYCOM INDUSTRIES, INC. Investor Presentation March 2016 Exhibit 99.1

2 Forward Looking Statements and Non-GAAP Information This presentation contains “forward-looking statements”. Other than statements of historical facts, all statements contained in this presentation, including statements regarding the Company’s future financial position, future revenue, prospects, plans and objectives of management, are forward-looking statements. Words such as “outlook,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “should,” “could,” “project,” and similar expressions, as well as statements in future tense, identify forward-looking statements. You should not consider forward-looking statements as a guarantee of future performance or results. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief at that time with respect to future events. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors, assumptions, uncertainties, and risks that could cause such differences are discussed in our most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission (“SEC”) on September 4, 2015, our Quarterly Report on Form 10-Q filed with the SEC on February 26, 2015, and other filings with the SEC. The forward-looking statements in this presentation are expressly qualified in their entirety by this cautionary statement. The Company undertakes no obligation to update these forward-looking statements to reflect new information, or events or circumstances arising after such date. This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, we have provided a reconciliation of those measures to the most directly comparable GAAP measures on the Regulation G slides included as slides 28 through 34 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, our reported GAAP results.

3 Overview Leading supplier of specialty contracting services to telecommunication providers nationwide Telecommunications networks fundamental to economic progress Firm and strengthening end market opportunities  Telephone companies deploying FTTX to enable video offerings and 1 gigabit connections  Cable operators continuing to deploy fiber to small and medium businesses with overall cable capital expenditures, new build opportunities, and capacity expansion projects increasing  Connect America Fund (“CAF”) II projects in planning and engineering, construction launching shortly. Have received assignments from one recipient for fixed wireless deployments  Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance business Encouraged that industry participants remain committed to multi-year capital spending initiatives which in most cases are meaningfully accelerating and expanding in scope

4 Nationwide footprint  Operates in all 50 states, Washington, D.C. and in Canada  Over 40 operating subsidiaries Strong revenue base and customer relationships  Contract revenues of $559.5 million and organic growth of 19.4% in Q2-16 compared to $441.1 million in Q2-15  Non-GAAP Adjusted EBITDA at 11.9% of revenue in Q2-16 compared to 10.8% in Q2-15  Non-GAAP Adjusted Diluted EPS increased to $0.54 in Q2-16 compared to $0.27* diluted earnings per share in Q2-15 Solid financial profile  Ample liquidity of $309.3 million at January 23, 2016 and sound credit metrics provide balance sheet flexibility Over 11,900 employees Nationwide Footprint and Significant Resources See “Regulation G Disclosure” slides 28-34 for a reconciliation of GAAP to Non-GAAP financial measures. * Q2-15 diluted earnings per share is on a GAAP basis, as there were no Non-GAAP adjustments to Q2-15.

5 Industry Developments Dycom’s scale, market position, and financial strength position it well as opportunities continue to expand Industry increasing network bandwidth dramatically  Major industry participants deploying significant wireline networks  Newly deployed networks provisioning 1 gigabit speeds; speeds beyond 1 gigabit envisioned  Industry developments have produced opportunities which in aggregate are without precedent Delivering valuable service to customers  Currently providing services for 1 gigabit full deployments across the country in dozens of metropolitan areas to a number of customers  Revenues and opportunities driven by this new standard accelerated  Customers are revealing with more specificity multi-year initiatives that are being implemented and managed locally Clear that calendar 2015 was the foundational year for a massive investment cycle in wireline networks

6 90.0% 6.0% 4.0% Intensely Focused on Telecommunications Market  Outside Plant & Equipment Installation  Premise Equipment Installation  Wireless  Engineering  Underground Facility Locating Telecommunications Underground Facility Locating Electric and Gas Utilities and Other Contract revenues of $559.5 million for Q2-16 Services Crucial to Customers’ Success Dycom is well-positioned to benefit from future growth opportunities

7 Strong Secular Trend “It took 32 years – from 1984 to 2016 – to generate the first zettabyte of IP traffic annually. However, as this year’s Visual Networking Index forecasts, it will take only three additional years to reach the next zettabyte milestone when there will be more than 2 zettabytes of IP Traffic annually by 2019” Doug Webster, Vice President of Service Provider Products and Solutions Marketing, Cisco - May 2015 Sources: U.S. Telecom, The Broadband Association Cisco Visual Networking Index U.S. National Bureau of Economic Analysis Strong and stable growth in IP traffic even in times of GDP decline North America Internet Protocol Traffic vs. GDP Growth

8 Key Driver: FTTx Deployments “With regard to the expansion that we're doing now with regard to fiber, we are seeing very good results, and the ability to always have video available with the satellite product is going to prove, I think, to be very beneficial for us. So we will expand on that 60 million footprint over the next four years and we will also get to -- some of it will overlap, but we will get to 14 million fiber enabled and, quite frankly, there is a likelihood that we may get to more than that when we are finished.” John Stephens, Senior EVP & CFO, AT&T Inc. – January 2016  Telephone companies are deploying fiber to the home and fiber to the node technologies to enable video offerings and 1 gigabit connections  Data transmission speeds dramatically increasing  Key customer recently committed to passing millions of new locations with fiber Sources: Company Press Releases and supplemental information 1 AT&T sold Connecticut wireline operations to Frontier during Q4-14. Growth in Subscribers 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q Verizon FiOS Video AT&T U-Verse 1 2010 2011 2012 2013 2014 2015

9 Key Driver: Fiber to Businesses Sources: Company Press Releases and transcripts “We have three engines of growth in Business Services each at a different stage of development -- small business, which has healthy market penetration and generates the majority of our revenue; mid-sized business where our penetration is still less than 10%, but is growing at a higher rate; and our recently announced enterprise division that targets Fortune 1000 and is gaining traction with more than 20 large enterprise customers and multiple eight-figure deals already signed. Business Services strong positive momentum and continues to represent a large and attractive growth opportunity for the Company.” Mike Cavanagh, Senior EVP & CFO, Comcast - February 2016 $30.0Bn $20.0Bn $10.0Bn Customer Business Services Revenue Addressable Business Services Market 2015 Revenue $9.1 Billion Addressable Market $60 Billion

10 Key Driver: Connect America Fund “So, around 400,000 locations within our existing footprint today, they will get minimally 10 meg and above internet speeds. So, we're in the early innings of that, in late 2015, we moved aggressively to sort of put, what I call the cornerstone of the CAF-2 program into place once we knew the certainty of the program. We moved quickly to really deploy our packet optical network, which became sort of the core beginnings of our CAF-2 program. And then from there, it's about now building fiber extensions into replacing copper and putting new DSLAMs in all these network elements in many locations within our variable footprint.” Bob Gunderman, CFO, Windstream Holdings, Inc. -March 2016 New projects from Connect America Fund deploying fiber deeper into networks  Connect America Fund (“CAF”) is a FCC initiative to bring broadband access to rural communities  CAF Phase II – FCC offers support of up to $1.676 billion annually to price cap carriers to expand broadband service to rural America  Multi-year subsidies; must provision broadband speeds of at least 10 Mbps downstream/1 Mbps upstream  Over $1.5 billion in funding was accepted in August 2015 by the price cap carriers (including AT&T, CenturyLink, Windstream, Frontier and others) with the remaining $175 million to be allocated through an auction process Sources: FCC.gov

11 Key Driver: Wireless Network Upgrades “First and foremost, I think the foundation is our network, our strategy and densification, the use of fiber. Fiber is going to be critical with the densification, dark fiber. 92% of our cell sites are already fiber enabled; the other 8% are microwave which probably won't get fiber, so when you look at it almost 100% of our cell sites are fiber-enabled. And every small cell, 100% of every small cell we deployed is fiber-backed.” Fran Shammo, EVP & CFO , Verizon – January 2016  Wireless carriers are upgrading to 4G technologies creating growth opportunities in the near to intermediate term  Carriers enhancing coverage and capacity by increasing the number of small cells  Increasing capacity where 4G technologies are already deployed Growth in Number of Cell Sites¹ 1 Source: Industry publications 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 500,000 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2015 Es ti mat e s 2020 Es ti mat e s 2025 Es ti mat e s U S C el l Ci ti es

12 Local Credibility, National Capability Dycom headquarters Primary locations Subsidiaries Dycom’s Nationwide Presence

13 Focused on High Value Profitable Growth  Anticipate emerging technology trends which drive capital spending  Deliberately target high quality, long-term industry leaders which generate the vast majority of the industry’s profitable opportunities  Selectively acquire businesses which complement our existing footprint and enhance our customer relationships  Leverage our scale and expertise to expand margins through best practices

14 Well Established Customers Top Customers Dycom has established relationships with:  Telephone companies  Wireless carriers  Cable television multiple system operators  Electric utilities and others Customer Revenue Breakdown Q2-16 Blue-chip, investment grade customers comprise a substantial portion of revenue AT&T 22.4% CenturyLink 14.9% Comcast 13.5% Verizon 11.9% Unnamed 6.3% Windstream 5.5% Time Warner Cable 4.2% Charter 2.1% Crown Castle 1.4% Questar 0.8% All Other 17.2%

15 Durable Customer Relationships $- $50 $100 $150 $200 $250 $300 $350 $400 $450 FY-06 FY-07 FY-08 FY-09 FY-10 FY-11 FY-12 FY-13 FY-14 FY-15 AT&T Comcast CenturyLink Verizon Charter Time Warner Cable Windstream Unnamed 33% 34% 33% 34% 34% 38% 40% 41% 42% 39% 67% 66% 67% 66% 66% 62% 60% 59% 58% 61% $995 $1,138 $1,230 $1,107 $989 $1,036 $1,201 $1,609 $1,812 $2,022 FY-06 FY-07 FY-08 FY-09 FY-10 FY-11 FY-12 FY-13 FY-14 FY-15 All Other customers Top 5 customers 1 Reflects the results of acquired businesses since dates of acquisition, including telecommunications infrastructure services subsidiaries acquired by Dycom during fiscal 2013 from Quanta Services, Inc. Revenues ($ in millions) ¹

16 Anchored by Long-Term Agreements  Dycom is party to hundreds of MSA’s and other arrangements with customers that extend for periods of one or more years  Generally multiple agreements maintained with each customer  Master Service Agreements (MSA’s)  Multi-year, multi-million dollar arrangements covering thousands of individual work orders  Generally exclusive requirement contracts  Agreements can at times be negotiated  Majority of contracts are based on units of delivery  Backlog at $5.056 billion as of Q2-16 compared to $2.986 billion at Q2-15 Revenue by Contract Type for the Six Months Ended January 23, 2016 Backlog ($ in millions) Our backlog estimates represent amounts under master service agreements and other contractual agreements for services projected to be performed over the terms of the contracts and are based on contract terms, our historical experience with customers and, more generally, our experience in similar procurements. The significant majority of our backlog estimates comprise services under master service agreements and long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles; however, it is a common measurement used in our industry. Our methodology for determining backlog may not be comparable to the methodologies used by others. $1,179 $1,345 $1,396 $1,564 $1,618 $1,619 $1,622 $1,999 $2,046 $2,331 $2,359 $2,986 $2,912 $3,680 $3,967 $5,056 $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 12 month backlog 62.1% 17.6% 20.3% Master Service Agreements Long-term contracts Short-term contracts

17 10+ Years of Robust Cash Flow Generation Sources and Uses of Cash ($ in millions) Notes: Amounts represent cumulative cash flow for fiscal 2006 – Q2 of fiscal 2016; See “Regulation G Disclosure” slides as set forth in the Appendix for a summary of amounts. 1 Other cash flow includes borrowings, other financing and investing activities and beginning cash on hand.  Strong operating cash flow of $984 million since fiscal 2006  Prudent approach to capital allocation:  $660 million in cap-ex, net of disposals, or approximately 38% of allocation  $591 million invested in business acquisitions  $479 million invested in share repurchases Robust cash flow generation and prudent capital allocation provide strong foundation for returns 34% Business Acquisitions 38% Cap-ex, net 28% Share Repurchases Fiscal 2006 – Q2-2016 Sources of Cash $1,730 $746 Other Cash flow1 $984 Cash flow from Operations Uses of Cash $1,730 $479 Share Repurchases $660 Cap-Ex, net $591 Business Acquisitions

18 Financial Update

19  Strong operating results  Contract revenues of $559.5 million in Q2-16 compared to $441.1 million in Q2-15. Organic growth of 19.4%  Non-GAAP Adjusted EBITDA of $66.4 million, or 11.9% of revenues in Q2-16, compared to $47.6 million, or 10.8% in Q2-15  Non-GAAP Adjusted Diluted EPS increased to $0.54 in Q2-16 compared to $0.27* diluted earnings per share in Q2-15  Solid financial profile  Strong balance sheet and cash flows  Ample liquidity of $309.3 million at January 23, 2016 consisting of $289.1 million in availability under the revolver portion of the Senior Credit Facility and $20.2 million of cash on hand  Sound credit metrics and no near term debt maturities  Capital structure designed to produce strong returns Financial Overview See “Regulation G Disclosure” slides 28-34 for a reconciliation of GAAP to Non-GAAP financial measures. * Q2-15 diluted earnings per share is on a GAAP basis, as there were no Non-GAAP adjustments to Q2-15.

20 Strong and sustained financial performance Contract Revenue Trend Annual Organic Revenue Trend Quarterly Contract Revenues Quarterly Organic Revenue Trend Annual Growth in Contract Revenues Financial charts - $ in millions See “Regulation G Disclosure” slides 28-34 for a reconciliation of GAAP to Non-GAAP financial measures. (3.8)% (0.7)% (2.4)% 10.5% 13.4% 18.2% 21.9% 19.4% -5% 0% 5% 10% 15% 20% 25% Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Non-GAAP Organic Growth (Decline) % $426 $482 $510 $441 $492 $579 $659 $559 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16

21 Earnings Non-GAAP Adjusted EBITDA Quarterly Adjusted EBITDA Non-GAAP Adjusted Diluted EPS Financial charts - $ in millions, except earnings per share amounts See “Regulation G Disclosure” slides 28-34 for a reconciliation of GAAP to Non-GAAP financial measures. Quarterly Non-GAAP Adjusted Diluted EPS $39.6 $57.5 $66.4 $47.6 $63.0 $88.5 $105.7 $66.4 9.3% 11.9% 13.0% 10.8% 12.8% 15.3% 16.0% 11.9% Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Non-GAAP Adjusted EBITDA Non-GAAP Adjusted EBITDA as a % of Revenue $0.23 $0.48 $0.59 $0.27 $0.58 $0.97 $1.24 $0.54 Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16

22 Liquidity and Cash Flow Notes: Amounts above may not add due to rounding. Cap-ex, net, and as a % of Revenue* * Cap-ex, net represents capital expenditures less proceeds from sale of assets. Strong balance sheet and robust liquidity (a) Availability on Revolver presented net of $58.0 million and $57.7 million for outstanding L/C’s under the Senior Credit Agreement at Q1-16 and Q2-16, respectively. No significant near-term debt maturities TTM Cap-ex, net of $147.1 million* enabled organic revenue growth of $355.3 million and backlog growth of $1 billion sequentially *TTM Q2-2016 cap-ex, net equals the aggregate of quarterly cap-ex from Q2-16, Q1-16, Q4-15, and Q3-15 of $48.7 million, $39.4 million, $23.6 million, and $35.3 million, respectively. Financial tables - $ in millions

23 Capital Allocated to Maximize Returns Strong balance sheet, solid cash flow and long-term confidence in industry outlook drives capital allocation strategy  Invest in organic growth  Organic revenue grew 19.4 % in Q2-16, reflecting growth from several key customers  Total revenue increased $118.4 million in Q2-16 as compared to Q2-15  Pursue complementary acquisitions  Fiscal 2013 - 2016 acquisitions further strengthened Dycom’s customer base, geographic scope, and technical service offerings  During fiscal 2015 and 2016, acquired 7 businesses for $80.5 million further strengthening customer relationships and expanding geographic reach  Share repurchases  Repurchased approximately 21.4 million shares for over $478 million since fiscal 2006  Increased share repurchase authorization on February 23, 2016 from $50 million to $100 million and extended maturity through August 2017 Dycom is committed to maximizing long term returns through prudent capital allocation See “Regulation G Disclosure” slides 28-34 for a reconciliation of GAAP to Non-GAAP financial measures.

24 Questions & Answers

25 Selected Information from Q2-16 Dycom Results Conference Call Materials The following slides 26-28 were used on February 24, 2016 in connection with the Company’s conference call to discuss fiscal 2016 second quarter results and are included for your convenience. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to these slides. The information and statements contained in slides 26-28 that are forward-looking are based on information that was available at the time the slides were initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on February 24, 2016 and February 26, 2016.

26 Q3-2015 Included for comparison Q3-2016 Outlook and Commentary Contract Revenues $ 492.4 $585 - $605  Broad range of demand from several large customers  Robust 1 gigabit deployments, CAF II underway, core market share growth, cable capacity projects expanding  Total revenue expected to include approximately $20.0 million of revenue in Q3-16 from businesses acquired in Q4-15 and Q1-16 Gross Margin % 21.1% Gross Margin % in-line with Q3-15  Solid mix of customer growth opportunities with margins impacted by costs to expand operations for several large customers  Expectation of normal winter weather and related impacts on productivity during early Q3-16 G&A Expense % 9.1% G&A as a % of revenue declines from Q3-15  G&A as a % of revenue declines from operating leverage on our increased scale  Outlook for G&A expense % includes share-based compensation Share-based compensation $ 3.2 $ 4.0 Depreciation & Amortization $ 24.0 $ 31.6 - $ 32.3  Depreciation and amortization reflects increased cap-ex and recently acquired businesses  Includes amortization of approximately $4.6 million in Q3-16 compared to $4.1 million in Q3-15 Adjusted Interest Expense $ 6.6 Approximately $ 3.7 Non-GAAP Adjusted Interest Expense  Q3-16 includes 0.75% cash coupon on Senior Convertible Notes, interest on Senior Credit Agreement, amortization of debt issuance costs and other interest  Q3-16 excludes pre-tax interest expense for non-cash amortization of the debt discount of $4.2 million Other Income $ 3.5 $ 2.8 - $ 3.2 Non-GAAP Adjusted EBITDA % 12.8% Non-GAAP Adjusted EBITDA % in-line or slightly better than the Q3-15 result Adjusted EBITDA amount increases from revenue growth and operating performance Diluted Earnings per Share $ 0.58 Non-GAAP Adjusted Diluted EPS $ 0.70 - $ 0.78  Non-GAAP Adjusted Diluted EPS excludes non-cash amortization of debt discount on Senior Convertible Notes. See slide 28 for reconciliation of guidance for Non-GAAP Adjusted Diluted Earnings per Common Share for the third quarter of fiscal 2016. Diluted Shares 35.0 million 33.5 million Q3-2016 Outlook See “Regulation G Disclosure” slides 28-34 for a reconciliation of GAAP to Non-GAAP financial measures. Financial table- $ in millions, except earnings per share amounts (% as a percent of contract revenues) This slide was used on February 24, 2016 in connection with the Company’s conference call to discuss fiscal 2016 second quarter results and is included for your convenience. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to this slide. The information and statements contained in this slide that are forward-looking is based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on February 24, 2016 and February 26, 2016.

27 Looking Ahead to Q4-2016 Q4-2015 Included for comparison Q4-2016 Outlook and Commentary – Contract Revenues $ 578.5 Total revenue growth % in mid to high twenties as a % of revenue (Including the additional week in Q4-16)  Broad range of demand from several large customers  Robust 1 gigabit deployments, CAF II underway, core market share growth, cable capacity projects expanding  Total revenue expected to include approximately $40.0 million of revenue in Q4-16 from businesses acquired compared to approximately $2.4 million in Q4-15  Q4-16 will include an additional week due to our 53 week fiscal year Gross Margin % 22.9% Gross Margin % which increases from Q4-15  Improving mix of customer growth opportunities G&A Expense % 8.2% G&A as a % of revenue declines from Q4-15  G&A as a % of revenue declines from operating leverage on our increased scale  Outlook for G&A expense % includes share-based compensation Share-based compensation $ 3.1 $ 4.3 Depreciation & Amortization $ 25.9 $ 34.2 - $ 35.0  Depreciation and amortization reflects increased cap-ex and recently acquired businesses  Includes amortization of approximately $4.9 million in Q4-16 compared to $4.4 million in Q4-15 Adjusted Interest Expense $ 6.9 Approximately $ 3.9 Non-GAAP Adjusted Interest Expense  Q4-16 includes 0.75% cash coupon on Senior Convertible Notes, interest on Senior Credit Agreement, amortization of debt issuance costs and other interest, including additional week as a result of 53 week fiscal year  Q4-16 excludes pre-tax interest expense for non-cash amortization of the debt discount of $4.6 million Other Income $ 1.3 $ 1.1 - $ 1.6 Non-GAAP Adjusted EBITDA % 15.3% Non-GAAP Adjusted EBITDA % which increases from Q4-15 Adjusted EBITDA increases from revenue growth and operating performance See “Regulation G Disclosure” slides 28-34 for a reconciliation of GAAP to Non-GAAP financial measures. Financial table- $ in millions (% as a percent of contract revenues) Q4-2016 will have 14 weeks of operations as required by our 53 week fiscal calendar compared to 13 weeks in Q4-2015 This slide was used on February 24, 2016 in connection with the Company’s conference call to discuss fiscal 2016 second quarter results and is included for your convenience. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to this slide. The information and statements contained in this slide that are forward-looking is based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on February 24, 2016 and February 26, 2016.

28 Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Guidance – Diluted Earnings per Common Share Unaudited Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 34. (a) Guidance for Diluted earnings per common share and Non-GAAP Adjusted Diluted Earnings per Common Share for the three months ending April 23, 2016 were computed using approximately 33.5 million in diluted weighted average shares outstanding. (b) The Company expects to recognize approximately $4.2 million in pre-tax interest expense during the three months ending April 23, 2016 for non-cash amortization of the debt discount associated with its 0.75% Senior Convertible Notes. The Company excludes the effect of this non-cash amortization in its Non-GAAP financial measures. Guidance for the Three Months Ending April 23, 2016 (a) Diluted earnings per common share $0.62 - $ 0.70 Adjustment After-tax non-cash amortization of debt discount (b) $ 0.08 Non-GAAP Adjusted Diluted Earnings per Common Share $ 0.70 - $ 0.78 This slide was used on February 24, 2016 in connection with the Company’s conference call to discuss fiscal 2016 second quarter results and is included for your convenience. Reference is made to slide 2 titled “Forward-Looking Statements and Non-GAAP Information” with respect to this slide. The information and statements contained in this slide that are forward-looking is based on information that was available at the time the slide was initially prepared and/or management’s good faith belief at that time with respect to future events. Except as required by law, the Company may not update forward-looking statements even though its situation may change in the future. For a full copy of the conference call materials, including the conference call transcript, see the Company’s Form 8-Ks filed with the Securities and Exchange Commission on February 24, 2016 and February 26, 2016. Appendix: Regulation G Disclosure

29 Appendix: Regulation G Disclosure Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 34. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Organic Contract Revenue Unaudited ($ in millions) (a) Trailing twelve month (“TTM”) Q2-16 contract revenues equals the aggregate of quarterly contract revenues from Q2-16, Q1-16, Q4-15, and Q3-15. TTM Q2-15 contract revenues equals the aggregate of quarterly contract revenues from Q2-15, Q1-15, Q4-14, and Q3-14. GAAP % Non-GAAP - Organic % Revenues from businesses acquired Revenues from storm restoration services TTM Organic Contract Revenues (a): TTM Q2-16 2,289.6$ (96.9)$ -$ 2,192.7$ 23.1% 19.3% TTM Q2-15 1,859.8$ (22.4)$ -$ 1,837.4$ Q2-16 Organic Growth: Q2-16 559.5$ (32.9)$ -$ 526.6$ 26.8% 19.4% Q2-15 441.1$ -$ -$ 441.1$ Prior Quarters Organic Growth (Decline):P ior Qua ters Organic Growth (Decline): Q1-16 659.3$ (39.5)$ -$ 619.7$ 29.2% 21.9% Q1-15 510.4$ (1.9)$ -$ 508.5$ Q4-15 578.5$ (11.8)$ -$ 566.7$ 20.0% 18.2% Q4-14 482.1$ (2.8)$ -$ 479.3$ Q3-15 492.4$ (8.9)$ -$ 483.4$ 15.5% 13.4% Q3-14 426.3$ -$ -$ 426.3$ Q2-15 441.1$ (9.5)$ -$ 431.5$ 12.9% 10.5% Q2-14 390.5$ -$ -$ 390.5$ Q1-15 510.4$ (10.1)$ -$ 500.3$ (0.5)% (2.4)% Q1-14 512.7$ -$ -$ 512.7$ Q4-14 482.1$ (9.5)$ -$ 472.6$ 0.7% (0.7)% Q4-13 478.6$ (2.6)$ -$ 476.1$ Q3-14 426.3$ (5.5)$ -$ 420.7$ (2.5)% (3.8)% Q3-13 437.4$ -$ -$ 437.4$ Contract Revenues NON-GAAP ADJUSTMENTS Revenue Growth (Decline) % Non-GAAP Organic Contract Revenues

30 Net Cash Provided by Operating Activities Capital Expenditures, Net of Proceeds from Asset Sales Cash Paid for Acquisitions, net of cash acquired Repurchases of Common Stock Borrowings and Other Financing Activities 1 Other Investing Activities 2 Total Other Financing and Investing Activities Q2-16 YTD $ 46.5 $ (88.1) $ (48.8) $ (70.0) $ 159.8 $ (0.5) $ 159.3 FY-15 141.9 (93.6) (31.9) (87.1) 75.9 (4.5) 71.4 FY-14 84.2 (73.7) (17.1) (10.0) 19.0 (0.3) 18.7 FY-13 106.7 (58.8) (330.3) (15.2) 263.5 0.1 263.6 FY-12 65.1 (52.8) - (13.0) 7.6 0.9 8.5 FY-11 43.9 (49.2) (36.5) (64.5) 47.5 0.2 47.7 FY-10 54.1 (46.6) - (4.5) (4.4) - (4.4) FY-09 126.6 (25.3) - (2.9) (15.7) (0.1) (15.8) FY-08 104.3 (62.3) 0.5 (25.2) (13.8) (0.3) (14.1) FY-07 108.5 (62.3) (61.8) - 7.7 (0.4) 7.3 FY-06 102.3 (47.3) (65.4) (186.2) 141.2 (0.3) 140.9 Cumulative $ 984.1 $ (660.2) $ (591.3) $ (478.7) $ 688.2 $ (5.1) $ 683.1 Cash at July 30, 2005 $ 83.1 Cash at January 23, 2016 20.2 Difference represents beginning cash used during the period $ 62.9 Total amount provided by Other Financing and Investing Activities and beginning cash on hand $ 746.0 Notes: Amounts may not add due to rounding. 1 Other financing activities represents net cash provided by (used in) financing activities less repurchases of common stock. 2 Other investing activities represents net cash provided by (used in) investing activities less capital expenditure, net of proceeds from asset sales and less cash paid for acquisitions, net of cash acquired. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Calculation of Cumulative Cash Flows Fiscal 2006 through Q2 of Fiscal 2016 Unaudited ($ in millions) Appendix: Regulation G Disclosure

31 1 Non-GAAP adjustments in FY 2010 reflect adjustments in Q4-10 resulting from the Company’s 52/53 week fiscal year of $20.1 million. The Q4-10 Non-GAAP adjustments reflect the impact of the additional week in Q4-10 and are calculated by dividing contract revenues by 14 weeks. The result, representing one week of contract revenues, is subtracted from the GAAP-contract revenues to calculate 13 weeks of revenues for Q4-10 on a Non-GAAP basis for comparison purposes. Contract Revenues and Organic Growth - Reconciliation of GAAP to Non-GAAP Measures ($ in millions) The table below reconciles GAAP revenue growth to Non-GAAP organic revenue growth Revenues from businesses acquired Revenues from storm restoration services Adjustment for extra week as a result of 52/53 week fiscal year 1 Total Adjustment GAAP NON-GAAP FY 2015 2,022.3$ (40.4)$ -$ -$ (40.4)$ 1,982.0$ 11.6% 9.6%1,811.6 (2.8 (2.8 ,808.8 FY 2014 1,811.6$ (2.8)$ -$ -$ (2.8)$ 1,808.8$ FY 2014 1,811.6$ (499.3)$ -$ -$ (499.3)$ 1,312.3$ 12.6% 4.7%,608. 337.9 354.6 ,254.0 FY 2013 1,608.6$ (337.9)$ (16.7)$ -$ (354.6)$ 1,254.0$ FY 2013 1,608.6$ (337.9)$ (16.7)$ -$ (354.6)$ 1,254.0$ 33.9% 4.9%,2 1.1 - (6.0 ,195.1 FY 2012 1,201.1$ -$ (6.0)$ -$ (6.0)$ 1,195.1$ FY 2012 1,201.1$ (54.5)$ (6.0)$ -$ (60.5)$ 1,140.6$ 16.0% 15.4%,035.9 33.8 47.8 988.1 FY 2011 1,035.9$ (33.8)$ (14.1)$ -$ (47.8)$ 988.1$ FY 2011 1,035.9$ (33.8)$ (14.1)$ -$ (47.8)$ 988.1$ 4.8% 2.0%988.6 - (20.1) 6 .5 FY 2010 988.6$ -$ -$ (20.1)$ (20.1)$ 968.5$ GAAP Contract Revenues NON-GAAP ADJUSTMENTS NON-GAAP Contract Revenues 1 Organic Growth % Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 34. Notes: Amounts may not add due to rounding. Appendix: Regulation G Disclosure

32 Fiscal 2011 Fiscal 2012 Fiscal 2013 Fiscal 2014 Fiscal 2015 Adjusting Items: Write-off of deferred financing costs -$ -$ 0.3$ -$ -$ Loss on debt extinguishment, net 8.3$ -$ -$ -$ -$ Charges for settlement of wage and hour l itigation 0.6$ -$ 0.5$ 0.6$ -$ Acquisition related costs 0.2$ -$ 6.8$ -$ -$ Pre tax effect of Adjusting Items 9.1$ -$ 7.6$ 0.6$ -$ After tax effect of Adjusting Items 5.8$ -$ 4.6$ 0.4$ -$ Net income 16.1$ 39.4$ 35.2$ 40.0$ 84.3$ Provision for income taxes 12.4 25.2 23.0 26.3 51.3 Pre-tax income 28.5 64.6 58.2 66.3 135.6 Interest expense, net 15.9 16.7 23.3 26.8 27.0 Depreciation 55.7 56.2 64.8 74.5 79.3 Amortization 6.8 6.5 20.7 18.3 16.7 EBITDA 106.9 144.0 167.0 185.9 258.7 Gain on sale of fixed assets (10.2) (15.4) (4.7) (10.7) (7.1) Stock-based compensation expense 4.4 7.0 9.9 12.6 13.9 Pre-tax effect of Adjusting Items (from above) 1 9.1 - 7.6 0.6 - Non-GAAP Adjusted EBITDA 110.2$ 135.5$ 179.8$ 188.4$ 265.5$ -$ 1 Amounts exclude items already added back into the calculation of EBITDA 0 Net income 16.1$ 39.4$ 35.2$ 40.0$ 84.3$ Adjusting Items from above, after tax 5.8 - 4.6 0.4 - Non-GAAP Adjusted Net income 21.9$ 39.4$ 39.8$ 40.3$ 84.3$ Diluted Earnings Per Share Net income 0.45$ 1.14$ 1.04$ 1.15$ 2.41$ Adjusting Items from above, after tax 0.16 - 0.14 0.01 - Non-GAAP Adjusted Diluted Earnings Per Common Share 0.61$ 1.14$ 1.18$ 1.16$ 2.41$ Fully Diluted Shares (in thousands) 35,754 34,482 33,782 34,816 35,027 Reconciliation of Leverage Ratio, Net Leverage Ratio, and Fixed Interest Charge Ratios Current and long-term debt (including Note Premium) 187.8$ 187.6$ 452.0$ 457.8$ 525.6$ Note Premium on 7.125% Senior Subordinated Notes - - 3.6 3.2 2.8 Current and long-term debt (excludes Note Premium) 187.8$ 187.6$ 448.4$ 454.6$ 522.8$ less: Cash and equivalents 44.8 52.6 18.6 20.7 21.3 Net Debt (Cash) 143.0$ 135.0$ 429.8$ 433.9$ 501.5$ - - Non-GAAP Adjusted EBITDA 110.2$ 135.5$ 179.8$ 188.4$ 265.5$ Ratio of Debt to Non-GAAP Adjusted EBITDA 1.7x 1.4x 2.5x 2.4x 2.0x Ratio of Debt to EBITDA 1.8x 1.3x 2.7x 2.4x 2.0x Ratio of Net Debt (Cash) to Non-GAAP Adjusted EBITDA 1.3x 1.0x 2.4x 2.3x 1.9x- - - - - Ratio of Net Debt (Cash) to EBITDA 1.3x 0.9x 2.6x 2.3x 1.9x Ratio of EBITDA to Interest expense, net 6.7x 8.6x 7.2x 6.9x 9.6x Ratio of Non-GAAP Adjusted EBITDA to Interest expense, net 6.9x 8.1x 7.7x 7.0x 9.8x Reconciliation of Non-GAAP Adjusted EBITDA as a % of Revenue Total contract revenues 1,035.9$ 1,201.1$ 1,608.6$ 1,811.6$ 2,022.3$ EBITDA (from above) as a percentage of contract revenues 10.3% 12.0% 10.4% 10.3% 12.8% Non-GAAP Adjusted EBITDA (from above) as a percentage of contract revenues 10.6% 11.3% 11.2% 10.4% 13.1% Reconciliation of Net Income to Non-GAAP Adjusted EBITDA Reconciliation of Net Income to Non-GAAP Adjusted Net Income and Diluted EPS to Non-GAAP Adjusted Diluted EPS Notes: Amounts above may not add due to rounding. Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted EBITDA, Non-GAAP Adjusted Diluted EPS, and certain Credit Metrics Unaudited ($ in 000's, except per share amounts) Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 34. Appendix: Regulation G Disclosure

33 Notes: Amounts above may not add due to rounding. Use of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In our quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, we may use or discuss Non-GAAP financial measures, as defined by Regulation G of the SEC. See Explanation of Non-GAAP Measures on slide 34. Appendix: Regulation G Disclosure Q3-14 Q4-14 Q1-15 Q2-15 Q3-15 Q4-15 Q1-16 Q2-16 Adjusting Items: Loss on debt extinguishment -$ -$ -$ -$ -$ -$ 16.3$ -$ Amortization on debt discount - - - - - - 1.8 4.1 Charges for settlement of wage and hour l i tigation - 0.6 - - - - - - Pre tax effect of Adjusting Items -$ 0.6$ -$ -$ -$ -$ 18.0$ 4.1$ After tax effect of Adjusting Items -$ 0.4$ -$ -$ -$ -$ 11.2$ 2.5$ Reconciliation of Net Income to Non-GAAP Adjusted EBITDA Net income 7.9$ 16.5$ 20.8$ 9.4$ 20.3$ 33.8$ 30.8$ 15.5$ Provis ion (benefi t) for income taxes 5.2 10.7 13.5 6.1 12.0 19.6 18.6 10.0 Pre-tax income (loss ) 13.1 27.2 34.3 15.6 32.3 53.4 49.5 25.5 Interest expense, net 6.6 6.6 6.7 6.7 6.6 6.9 9.1 7.9 Depreciation 18.6 18.9 18.8 19.2 19.8 21.5 22.7 25.2 Amortization 4.1 4.2 4.1 4.1 4.1 4.4 4.8 4.7 EBITDA 42.4 56.8 64.0 45.6 62.9 86.2 86.0 63.2 Gain on sa le of fixed assets (5.5) (2.8) (1.5) (1.7) (3.1) (0.9) (1.1) (1.0) Stock-based compensation expense 2.7 2.9 3.9 3.7 3.2 3.2 4.5 4.2 Pre-tax effect of Adjusting Items (from above) 1 - 0.6 - - - - 16.3 - Non-GAAP Adjusted EBITDA 39.6$ 57.5$ 66.4$ 47.6$ 63.0$ 88.5$ 105.7$ 66.4$ 1 Amounts exclude i tems a lready added back into the ca lculation of EBITDA (i .e. amortization of debt discount included in interest expense) Reconciliation of Non-GAAP Adjusted Interest Expense Interest expense, net 6.6$ 6.6$ 6.7$ 6.7$ 6.6$ 6.9$ 9.1$ 7.9$ Adjusting Items from above - - - - - - (1.8) (4.1) Non-GAAP Adjusted Interest Expense 6.6$ 6.6$ 6.7$ 6.7$ 6.6$ 6.9$ 7.4$ 3.8$ Reconciliation of Net Income to Non-GAAP Adjusted Net Income and Diluted EPS to Non-GAAP Adjusted Diluted EPS Net income 7.9$ 16.5$ 20.8$ 9.4$ 20.3$ 33.8$ 30.8$ 15.5$ Adjusting Items from above, after tax - 0.4 - - - - 11.2 2.5 Non-GAAP Adjusted Net income 7.9$ 16.9$ 20.8$ 9.4$ 20.3$ 33.8$ 42.0$ 18.0$ Diluted Earnings Per Share Net income 0.23$ 0.47$ 0.59$ 0.27$ 0.58$ 0.97$ 0.91$ 0.46$ Adjusting Items from above, after tax - 0.01 - - - - 0.33 0.08 Non-GAAP Adjusted Di luted Earnings Per Common Share 0.23$ 0.48$ 0.59$ 0.27$ 0.58$ 0.97$ 1.24$ 0.54$ Ful ly Di luted Shares (in thousands) 34,763 34,960 35,118 35,127 35,029 34,831 33,887 33,520 Reconciliation of Non-GAAP Adjusted EBITDA as a % of Revenue Total contract revenues 426.3$ 482.1$ 510.4$ 441.1$ 492.4$ 578.5$ 659.3$ 559.5$ EBITDA (from above) as a percentage of contract revenues 9.9% 11.8% 12.5% 10.3% 12.8% 14.9% 13.1% 11.3% Non-GAAP Adjusted EBITDA (from above) as a percentage of contract revenues 9.3% 11.9% 13.0% 10.8% 12.8% 15.3% 16.0% 11.9% Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted EBITDA Unaudited ($ in 000's, except per share amounts)

34 The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures as follows: • Non-GAAP Organic Contract Revenues - contract revenues from businesses that are included for the entire period in both the current and prior year periods. Non-GAAP Organic Revenue growth (decline) is calculated as the percentage change in Non-GAAP Organic Contract Revenues over those of the comparable prior year period. Management believes organic growth (decline) is a helpful measure for comparing the Company’s revenue performance with prior periods. • Non-GAAP Adjusted EBITDA - net income before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates. • Non-GAAP Adjusted Net Income - GAAP net income before loss on debt extinguishment, non-cash amortization of the debt discount, certain non-recurring items and any tax impact related to these items, and "Non-GAAP Adjusted Diluted Earnings per Common Share" as Non-GAAP Adjusted Net Income divided by weighted average diluted shares outstanding. Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share: • Non-cash amortization of the debt discount - The Company’s 0.75% senior convertible notes due 2021 (the "Notes") were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the notes represents a debt discount. The debt discount will be amortized over the term of the notes but will not result in periodic cash interest payments. During the quarters ended October 24, 2015 and January 23, 2016, the Company recognized approximately $1.8 million and $4.1 million, respectively, in pre-tax interest expense for non-cash amortization of the debt discount associated with the Notes. The Company has excluded the non-cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the Notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results. • Loss on debt extinguishment and write-off of deferred financing costs – During Q1-16, the Company incurred a pre-tax charge of approximately $16.3 million for early extinguishment of debt in connection with the redemption of its 7.125% senior subordinated notes on September 15, 2015. During fiscal 2011, the Company incurred an $8.3 million charge in connection with the redemption of its 8.125% senior subordinated notes due 2015. During fiscal 2013, the Company recognized $0.3 million in write-off of deferred financing costs during fiscal 2013 in connection with the replacement of our credit facility in December 2012. Management believes excluding the loss on debt extinguishment and the write-off of deferred financing costs from the Company’s Non-GAAP financial measures assists investors’ overall understanding of the Company's current financial performance. The Company believes this type of charge is not indicative of its core operating results. The exclusion of the loss on debt extinguishment and write-off of deferred financing costs from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing the current and historical financial results. • Charges for settlement of wage and hour litigation – The Company incurred wage and hour litigation settlement charges of $0.6 million, $0.5 million, and $0.6 million in fiscal 2011, fiscal 2013 and fiscal 2014, respectively. The Company believes the settlement charges are not indicative of its core operating results. • Acquisition related costs – The Company incurred $6.8 million in fiscal 2013 in connection with the acquisition of the telecommunications infrastructure services subsidiaries of Quanta Services, Inc. The Company believes the acquisition costs are not indicative of its core operating results. • Tax impacts of adjusted results - The tax impact of the adjusted results for the quarters ended October 24, 2015 and January 23, 2016 was calculated utilizing a Non-GAAP effective tax rate which approximates the Company’s effective tax rate used for financial planning. The tax impact included in the Company’s guidance for the quarter ending April 23, 2016 was calculated using an effective tax rate used for financial planning and forecasting future results. Explanation of Non-GAAP Measures Appendix: Regulation G Disclosure